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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Corp., a North Carolina corporation (the "Corporation"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Corporation.

Date: May 12, 2003                          /s/ Michael C. Miller
                                            ------------------------------------
                                                Michael C. Miller
                                                Chief Executive Officer

Date: May 12, 2003                          /s/ Jerry A. Little
                                            ------------------------------------
                                                Jerry A. Little
                                                Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.